As filed with the Securities and Exchange Commission on
August 12, 2013

Securities Act File No.  333-184160
Investment Company Act File No.  811-22754

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
(Check appropriate box or boxes)

x	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-effective Amendment No. 2
Post-Effective Amendment No. ____

x	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 2

Morgan Creek Series Trust
(Exact Name of Registrant as Specified in Charter)

301 West Barbee Chapel Road,
Chapel Hill, NC 27517
(Address of Principal Executive Offices)

(919) 933-4004
(Registrant's Telephone Number)

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808
(Name and Address of Agent for Service)

Copies of Communications to:
Bibb L. Strench
Seward & Kissel LLP
901 K Street, NW
Suite 800
Washington, D.C.   20001

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on _____________ pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in Accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine. The Registrant will also file a Request for Acceleration of Effectiveness with the Securities and Exchange Commission requesting August 15, 2013 effectiveness.

Morgan Creek Series Trust

Prospectus dated August 15, 2013

Morgan Creek Tactical Allocation Fund
Class A (MAGTX)
Class C (MCGTX)
Class I (MIGTX)

Prospectus

August 15, 2013

This prospectus contains information about the Morgan Creek Tactical Allocation Fund that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-489-9939.

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[Morgan Creek Capital Management, LLC Logo]

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MORGAN CREEK TACTICAL ALLOCATION FUND - SUMMARY

Investment Objective

The Fund’s investment objective is to provide long-term total investment returns (capital gains plus income).

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Morgan Creek Tactical Allocation Fund. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions: Class A Shares” on page 19 of the prospectus.

SHAREHOLDER FEES (paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on Purchases (as a % of offering price)*	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price**)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	N/A	N/A	N/A
Short-Term Redemption Fee (as a % of amount redeemed, if applicable)	N/A	N/A	N/A
Maximum Account Fee	N/A	N/A	N/A

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fee	0.25%	1.00%	None
Other Expenses1	0.90%	0.90%	0.90%
Total Annual Fund Operating Expenses	1.90%	2.65%	1.65%

1	Other Expenses are estimated for the Fund for the current fiscal year and are based on Fund assets of $40,000,000.

*
For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (“NAV”) for $1 million or more that are subsequently redeemed within 12 months of purchase.

**	Class C shares are subject to a CDSC of 1.00% for redemptions within twelve months of investing.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects the contractual fee waivers and reimbursements through August 15, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$857	$1,138
Class C shares	$368	$823
Class I shares	$168	$520

	1 Year	3 Years
Expenses, assuming you kept your shares
Class A shares	$757	$1,138
Class C shares	$268	$823
Class I shares	$168	$520

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

To achieve the Fund’s investment objective, Morgan Creek Capital Management, LLC (the “Adviser”) will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund will invest in an actively managed portfolio of global securities with the goal of achieving a lower level of volatility than traditional equity benchmarks. This broad diversification will enable an opportunistic approach to investing the Fund’s assets and attempt to mitigate overall portfolio risk by limiting the impact of any single investment decision on the Fund’s total return.  Allocation decisions will be driven by the Adviser’s views on various macroeconomic conditions, including, but not limited to, corporate profits, interest rates, inflation, demographic trends, sovereign debt levels and the outlook for global capital markets.  The Adviser may allocate portfolio holdings across asset classes and investment strategies at its discretion and without limitations.  The Fund anticipates that the weighting in international securities (i.e., securities issued by corporations and other entities that are located, headquartered, incorporated or otherwise organized outside the U.S.) will exceed 40% of the portfolio assets under normal economic conditions (however, the Adviser may determine that conditions warrant a lower level of exposure).  The Fund may use leverage through bank borrowing, reverse repurchase agreements or other transactions or arrangements.  In extreme market conditions, portfolio holdings may move to a more defensive posture and the allocations may differ significantly from those described above.

Under normal circumstances, the Fund’s portfolio will contain a mix of equity and fixed income securities.  The Fund may invest in private investment funds (often called hedge funds). However, at certain times, the market environment may dictate that the Fund emphasize equities or bonds, or may require the use of other securities, including, but not limited to, cash equivalents.

Equity investments will be made in domestic, international and emerging markets and may include common stock, preferred stock, convertible securities, warrants exchange-traded funds (“ETFs”) and mutual funds focused on equity securities.  Also, the Fund may invest up to 50% of its assets in options, futures and convertible securities.  Investments in foreign securities may include American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

Fixed income investments will be made in domestic, international and emerging markets, and may include debt instruments issued by governments, agencies or corporations that may have varying maturities, fixed rate and floating rate instruments, structured notes, bank loans, inflation-linked bonds and distressed securities.  Fixed income investments may be denominated in various currencies. The Fund may buy and sell futures contracts and options on those futures contracts.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund, any one of which could adversely affect the Fund’s NAV and total return, are set forth below.

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Allocation Risk. The Fund could lose money as a result of less than optimal or poor asset allocation decisions.

Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet is financial obligations or goes bankrupt.

Credit Risk.  It is possible that the issuer of a security will not be able to make payments of interest and principal when due or may default on its obligations.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying investment, index or rate.  Fluctuations in the values of derivative instruments may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses.  To the extent the judgment of the Adviser as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

Distressed Company Risk. Securities of distressed companies are speculative in nature and involve substantial risks.  Distressed companies are also subject to greater levels of issuer, credit, and liquidity risk than a portfolio that does not invest in such securities.

Emerging Market Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Equity Securities Risk. Equity securities may experience significant volatility and in certain periods may significantly underperform other types of securities. An adverse event may depress the price of a particular equity security. Prices of equity securities in general are sensitive to general movements in the stock markets and may fluctuate for many reasons, including investor perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting issuers occur.

Fixed Income Securities Risk. The value of fixed income securities could be affected by the credit quality of the issuer and interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Recent adverse conditions in the credit markets may cause interest rates to rise.  Fixed income securities are also subject to credit risk that the issuer will unable to repay the interest and principal in a timely manner.  In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Securities Risk. Foreign equity securities, including ADRs, involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including fluctuations in the rate of exchange between currencies and costs associated with currency conversion, market liquidity, and uncertain political and legal government policies that may restrict the Fund’s investment opportunities.  Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments.  In the event of nationalization, expropriation or other confiscation or capital controls, the Fund could lose its entire investment in foreign securities.  Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.  In addition, brokerage and transactions costs are generally higher for foreign securities than for U.S. investments.

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Investment Company Risk. An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds. To the extent that the Fund is invested in underlying funds, including ETFs and open- and closed-end mutual funds, the Fund’s performance will be closely related to the risks associated with the securities and other investments held by the underlying funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the underlying funds to achieve their investment objectives.

Leverage Risk. Certain transactions or arrangements of the Fund, such as investment in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligation to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

Options and Futures Risk. The A futures contract is a contract to buy or sell a security at an agreed price on a specified future date. Depending on the change in value of the security between the time when the Fund enters into and closes out a future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the security will not correlate precisely with changes in the value of the security. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the security. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the security. Because the secondary market for futures contracts and options may be illiquid, the Fund may have to hold a contract or option when the Adviser would otherwise have sold it, or it may only be able to sell at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Fund.

Private Investment Fund Risk. Investment in private investment funds involves the same types of risks associated with an investment in any operating company. However, securities issued by private investment funds may be more illiquid than securities issued by other funds generally because the private funds’ underlying investments tend to be less liquid than other types of investments.

Short-Term Investments Risk. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates.

Performance

As of the date of this Prospectus, the Fund has not commenced operations. Performance history will be available for the Fund after it has completed its first calendar year of operations.

Portfolio Management

Investment Adviser

Morgan Creek Capital Management, LLC serves as investment adviser to the Fund.

Portfolio Manager

Mark W. Yusko
Lead Portfolio Manager
Since Inception

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange (“NYSE”) is open by using one of the following methods:

Regular Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	Express/Overnight Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Telephone: 1-855-489-9939	Through your Financial Intermediary or Broker

Shares may be purchased (or redemptions proceeds received) by electronic bank transfer, check or wire.  The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investment Minimums	Class A and C	Class I
New Accounts	$2,000	$1,000,000
New Accounts with an Automatic Investment Plan	$2,000	$1,000,000
Individual Retirement Accounts (IRAs)	$2,000
Subsequent Purchases
Regular Accounts and IRAs	$1,000

For more information on how to purchase and redeem shares of the Fund, please refer to the section in this prospectus entitled “Shareholder Information.”

Tax Information

Dividends and capital gain distributions you receive from your investment in the Fund will be treated as ordinary income or capital gains, and may also be subject to state and local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Banks, Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a bank, broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the bank, broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information about Certain of the Fund’s Principal Investment Strategies, Investments and Risks

general

To achieve the Fund’s investment objective, the Adviser will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund will invest in an actively managed portfolio of global securities with the goal of achieving a lower level of volatility than traditional equity benchmarks. This broad diversification will enable an opportunistic approach to investing the Fund’s assets and attempt to mitigate overall portfolio risk by limiting the impact of any single investment decision on the Fund’s total return.  Allocation decisions will be driven by the Adviser’s views on various macroeconomic conditions, including, but not limited to corporate profits, interest rates, inflation, demographic trends, sovereign debt levels and the outlook for global capital markets.  The Adviser may allocate portfolio holdings across asset classes and investment strategies at its discretion and without limitations.  The Fund anticipates that the weighting in international securities (i.e., securities issued by corporations and other entities that are located, headquartered, incorporated or otherwise organized outside the U.S.) will exceed 40% of the portfolio assets under normal economic conditions (however, the Adviser may determine that conditions warrant a lower level of exposure).  In extreme market conditions, portfolio holdings may move to a more defensive posture and the allocations may differ significantly from those described above.

Under normal circumstances, the Fund’s portfolio will contain a mix of equity and fixed income securities.  The Fund may invest in private investment funds. However, at certain times, the market environment may dictate that the Fund emphasize equities or bonds, or may require the use of other securities, including, but not limited to cash equivalents.

Equity investments will be made in domestic, international and emerging markets and may include common stock, preferred stock, convertible securities, warrants exchange-traded funds (“ETFs”) and mutual funds focused on equity securities.  Also, the Fund may invest up to 50% of its assets in options, futures and convertible securities.  Investments in foreign securities may include American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

Fixed income investments will be made in domestic, international and emerging markets and distressed issuers and may include debt instruments issued by governments, agencies or corporations that may have varying maturities, may include fixed rate and floating rate instruments, structured notes, bank loans and inflation-linked bonds.  Fixed income investments may be denominated in various currencies.

Principal Investments

The Adviser will utilize a disciplined investment process for portfolio construction and ongoing management of the Fund.  The Adviser will tactically allocate capital across a globally diverse set of strategies and securities based on various fundamental and technical factors in response to changing market conditions.  The comprehensive investment strategy of the Fund will allow the Adviser to capitalize on the greatest number of opportunities and construct the most efficient portfolio to achieve the Fund’s investment objective.  The Adviser will allocate capital based on investment themes related to the current investment environment and may implement those strategies either through instruments that provide exposure to a broad range of securities, such as ETFs or other Funds, or through individual securities where there is greater opportunity to express the underlying investment theme.  The construction of a broadly diversified global portfolio is designed to contribute to lower volatility of returns and reduced correlation to traditional assets.

The Fund may invest in a variety of securities and employ a number of investment techniques, each of which involves certain risks. The principal investment strategies the Fund will employ and the instruments the Fund will invest in are discussed below and a discussion of associated risks follows.

Convertible Securities.  Convertible securities are preferred stocks bonds, debentures, notes or other securities that are convertible into common stock.

Derivatives.  The Fund may invest in derivatives for hedging and non-hedging purposes.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.  Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. When the Fund invests in a derivative for non-hedging purposes, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option. The value of derivatives is determined from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, and swaps.

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Credit Default Swaps.  Credit default swaps are contracts wherein the credit protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or an index of assets, each known as the reference entity or underlying asset. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk.

Forward Contracts.  A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The purchase or sale of a specified quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.  Forward contracts are the primary means of hedging currency exposure.

Futures Contracts.  Futures contracts are contracts providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

Options.  A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.

Total Return Swaps.  A total return swap is a contract where two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

Emerging Markets Securities.  Emerging market securities include securities and instruments that are domiciled in or economically tied to developing (or “emerging market”) countries.

Equity Securities.  Equity securities include common and preferred stock. Common stocks evidence ownership of a company.  Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. Preferred stock often does not carry voting rights.

Fixed Income Securities.  Fixed income securities include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities and corporate commercial paper; inflation-indexed bonds issued by governments and corporations; repurchase agreements; obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund will invest in fixed income securities that are rated “investment grade” at the time of investment or in unrated fixed income securities of comparable quality.

Foreign Currency.  Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options and foreign currency futures transactions.

Foreign Securities – Non-U.S. Traded.  Non-U.S. traded foreign securities include stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

Foreign Securities – U.S. Traded.  U.S. traded foreign securities include stocks, bonds and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

American Depositary Receipts (“ADRs”).  ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

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Yankee Bonds and Similar Debt Obligations.  U.S. dollar-denominated bonds issued by foreign corporations or governments.

Investment Company Securities.  Investment company securities are shares of investment companies, which may be open- or closed-end funds. Investment companies may include money market funds and shares of other registered investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser, administrator or distributor. The Fund may purchase shares of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Closed-End Funds.  Funds traded on an exchange and are not redeemable on a continuous basis.

Exchange-Traded Funds (“ETFs”).  ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses

Private Investment Funds.  Private investment funds are unregistered private pools of investment capital with broad flexibility to buy or sell a wide range of assets, usually equity securities.

Short-Term Investments.  Short-term investments are investment grade, U.S. dollar-denominated debt securities that have remaining maturities of one year of less, including money market instruments, commercial paper, repurchase agreements, and certificates of deposits. These securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other bank obligations.  Short-term investments may carry fixed or variable interest rates.

Other Investments

Asset-Backed Securities.  Asset-backed securities include securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

Commodities.  The Fund may invest in commodities future contracts, including financial futures.

High Yield Debt Securities and “Junk Bonds.”  The Fund may invest in debt securities rated below investment grade and distressed debt, also known as “junk bonds.” High yield debt securities are a speculative investment.

Illiquid Securities.  Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Mortgage-Backed Securities.  Mortgage-backed securities are debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

Real Estate Investment Trusts (“REITs”).  REITs are pooled investment vehicles investing primarily in income-producing real estate or real estate loans or interest.

Restricted Securities.  Restricted securities include securities not registered under the Securities Act of 1933, as amended, such as privately placed commercial paper and Rule 144A securities.

Reverse Repurchase Agreements.  A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. Reverse repurchase agreements may be considered borrowings and the Fund investment in them is subject to the Fund’s limitation on borrowings. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements.

Securities Lending.  The Fund may lend up to 33 1/3% of the Fund’s total assets, plus the amount of the securities out on loan.  In return, the Fund will receive cash, other securities, and/or letters of credit. The Fund may borrow capital from banks to purchase securities, commonly referred to as leverage, in amounts not to exceed one-third of total Fund assets, as permitted by the 1940 Act and may also engage in securities lending activities to provide investment income.

Short Sales.  Short sales are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund purchases the security to return it to the lender.  The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement.  If the price of the security or derivatives has increased, then the Fund will incur a loss.  Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

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Short-Term Trading.  Short-term trading involves the sale of a security soon after its purchase. The Fund, by engaging in such trading, will have higher turnover rates and transaction expenses, and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income for federal income tax purposes.

Temporary Defensive Policy.  For temporary defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it is in the best interests of the Fund to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Warrants.  Warrants are securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase securities on a when-issued basis, may purchase and sell securities for delayed delivery and may make contracts to purchase or sell securities for a fixed price at a future date beyond normal settlement time (forward commitments).

Principal Investment Risks

Allocation Risk.  The Fund’s investment performance depends upon how its assets are allocated and reallocated. The asset allocation decisions that the Adviser makes may be less than optimal or poor. The Adviser attempts to identify asset allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Commodities Risk.  Commodity futures markets (including financial futures) are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. In addition, because of the low margin deposits normally required in commodity futures trading, a high degree of leverage is typical of a commodity futures trading account. As a result, a relatively small price movement in a commodity futures contract may result in substantial losses to the trader.  Commodity futures trading may also be illiquid. Certain commodity exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day's trading beyond certain set limits. If prices fluctuate during a single day's trading beyond those limits - which conditions have in the past sometimes lasted for several days in certain contracts - the Fund could be prevented from promptly liquidating unfavorable positions and thus be subject to substantial losses.

Convertible Securities Risk.  A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meets its financial obligations or goes bankrupt.

Credit Risk: Fixed income securities are subject to credit risk, which is the risk that an issuer of a bond may default on its obligation to pay or repay interest and principal. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

Derivatives Risk.  Investing in derivatives involves special risks including: (1) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (2) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (3) the risk that a particular derivative is valued incorrectly; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty may not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; (7) leverage; and (8) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.

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Fluctuations in the value of derivatives may not correlate effectively with the overall securities markets or with the underlying security, index, asset or rate from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Adviser as to certain movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used.

Derivatives may be subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

These risks may increase when the Fund uses derivatives to enhance return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Fund’s derivatives strategy will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Distressed Company Risk. Investments in securities of distressed companies are speculative in nature and involve substantial risks.  Distressed companies include companies that are in financial difficulty and may and may include those undergoing a reorganization, financial restructuring, or bankruptcy.  Distressed companies are also subject to greater levels of issuer, credit, and liquidity risk than a portfolio that does not invest in such securities.  There is a risk that any current or future reorganization, financial restructuring or bankruptcy of the distressed company could result in a reduction in the value of the distressed company’s securities.

Emerging Market Risk. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed countries. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation. Investments in companies that are based in emerging market countries may have a more limited number of potential buyers. A market swing in one or more emerging market countries or regions where a fund has invested a significant amount of its assets may have a greater effect on a fund’s performance than it would in a more geographically diversified portfolio. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures and heightened operational risks, including risks related to foreign securities custody. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be highly volatile and are considered more risky than investments in developed markets.

Equity Securities Risk. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Fixed Income Securities Risk. The value of fixed income securities in which the Fund invests could be affected by the credit quality of the issuer and interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Recent adverse conditions in the credit markets may cause interest rates to rise.

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

The Fund may use foreign currency exchange transactions and other similar techniques, which involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Adviser’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. These investment techniques also tend to limit any potential gain that might result from an increase in the value of a hedged position.

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Income that the Fund receives from investing in foreign securities may be subject to withholding and other taxes, which reduces the yield. There may be less information publicly available about a foreign issuer and many foreign companies are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk. Growth stocks are stocks of companies believed to have above-average potential for growth in revenues and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

High Yield Risk. The Fund’s investment in debt securities rated below investment grade and unrated similar securities of similar credit quality (“junk bonds”) may be subject to greater levels of credit and liquidity risk. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Initial Public Offering (“IPO”) Risk. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability remain uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Investment Company Risk. Investments in open-end and closed-end funds and ETFs will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such mutual funds.  Investments in mutual funds will be valued at the NAVs provided by those funds (which may in certain circumstances be unaudited valuations). Such investments may cause the expense of investing in the Fund to be greater than an investment in other investment vehicles.

Leverage Risk.  Leverage increases returns to investors if the Fund earns a greater return on leveraged investments than the Fund's cost of such leverage. However, the use of margin borrowing exposes the Fund to additional levels of risk including (i) greater losses from investments than would otherwise have been the case had the Fund not borrowed to make the investments, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Fund's cost of leverage related to such investments. In case of a sudden, precipitous drop in value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Fund.

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In an unsettled credit environment, the Fund may find it difficult or impossible to obtain leverage.  In such event the Fund could find it difficult to fully implement its strategy. In addition, any leverage obtained, if terminated on short notice by the lender, could result in the Fund being forced to unwind positions quickly and at prices below what the Fund deems to be fair value for the positions.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The Fund, as seller, may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Mid-Sized and Smaller Company Risk. Securities of medium and small capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, the Fund may exhibit additional volatility in a period of rising interest rates if it holds mortgage-backed securities (known as “extension risk”). Mortgage-backed securities may also be subject to prepayment risk; when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

Private Investment Fund Risk. Investment in private investment funds involves the same types of risks associated with an investment in any operating company.  Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

REIT-Related Risk. The value of the Fund’s REIT investments may be adversely affected by changes in the value of a REIT’s underlying property or the property secured by mortgages the REIT holds, or loss of REIT status. The Fund may also experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments. In addition, the value of a REIT’s shares could be adversely affected if the REIT fails to qualify for pass-through treatment under the Internal Revenue Code of 1986, as amended, or to maintain its exemption from registration under the 1940 Act.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements may be considered borrowings for some purposes and may create leveraging risk for the Fund.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or otherwise fails to perform. The risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers.  In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Short Sale Risk. A short sale of a security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it may be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value resulting in a loss. The seller of a short position generally realizes profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When making a short sale on a security, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. Also, there is the risk that the counterparty to the short sale may fail to honor its contract terms, resulting in a loss to the Fund.

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Short-Term Investments Risk. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

When Issued, Delayed Delivery and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery of forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Portfolio Holdings Disclosure

The Fund’s portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

MANAGEMENT

Board of Trustees

The Fund’s Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

Investment Adviser

Morgan Creek Capital Management, LLC is the investment adviser for the Fund.  As the adviser, it has overall responsibility for directing the Fund’s investments and handling its business affairs.  The Adviser, located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517, is a North Carolina limited liability company. As of January 31, 2013, the Adviser’s assets under management were approximately $6.9 billion.

The Adviser also acts as servicing agent to the Fund (“Servicing Agent”), whereby it provides or procures certain shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Adviser, acting in the capacity of Servicing Agent, may, in turn, retain certain parties to act as sub-servicing agents (“Sub-Servicing Agents”) to assist with investor servicing and administration. The Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs Sub-Servicing Agents, the Servicing Agent compensates such Sub-Servicing Agents out of its own resources. The Adviser will pay the organizational costs of the Fund.

Management Fee and Expense Limitation

The Fund pays the Adviser a monthly management fee at a rate of 0.75% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Contract with respect to the Fund will be available in the Fund’s first report to shareholders filed after the Fund commences operations. When available, you may obtain a copy of the shareholder report, free of charge, by contacting the Fund by telephone at 1-855-489-9939 or in writing at Morgan Creek Tactical Allocation Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska  68154-1150.

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The Adviser has contractually agreed to limit the expenses of the Fund through August 15, 2014, to 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I of average net assets, computed on a daily basis. The Adviser will pay all expenses, excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, in excess of such limitation. Acquired Fund fees and expenses are also excluded from this contractual limitation. The Adviser may rescind this contractual limitation on expenses any time after August 15, 2014.

Portfolio Managers

The personnel of the Adviser who have primary responsibility for management of the Fund are listed below.

Mark W. Yusko. Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of the Adviser since July 2004.  Prior to forming the Adviser, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004.  Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office. He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

The Fund’s SAI provides information about the portfolio manager’s compensation, other account managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) distributes the shares of the Fund pursuant to a Distribution Agreement with the Trust on behalf of the Fund. The Distributor offers the Fund’s shares on a continuous, best-efforts basis. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Adviser or any other service provider to the Fund.

Service Providers

Investment Adviser
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130

Administrator, Custodian and Fund Accountant
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska  68130-2095

Legal Counsel
Seward & Kissel LLP
901 K Street, N.W., Suite 800
Washington, D.C. 20001

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

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SHAREHOLDER INFORMATION

Description of Share Classes

The Funds offers Class A, Class C and Class I shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A

Class A shares are subject to a front end sales load of up to 5.75%. The sales charge is deducted from your investment so that not all of your purchase payment is invested. There are several ways to reduce these sales charges.  For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

Class A shares are also subject to a distribution/service (“12b-1”) fee of up to 0.25% of assets on an ongoing basis.

Class C

Class C shares are not subject to a front end sales load. Class C shares are subject to CDSC of 1.00% for redemptions within twelve months of investing.

Class C shares are also subject to a 12b-1 fee of up to 1.00% of assets on an ongoing basis.

Class I

Class I shares are not subject to a front end sales load, CDSC or 12b-1 fee.

Purchase of Class I shares is limited to certain eligible investors who invest at least $1,000,000, including: 1) funds of funds; 2) participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a), of the Internal Revenue Code of 1986, as amended (the “Code”), including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan; 3) certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund; 4) endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform; 5) investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor (such investors will not be subject to the $1,000,000 minimum investment requirement); and 6) the Trustees and officers of the Fund and certain employees and affiliates of the Adviser, the Distributor and their affiliates (such investors will not be subject to the $1,000,000 minimum investment requirement); and other Funds that are managed by the Adviser.

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

Comparing Share Classes

Each investor’s financial considerations are different. Not all financial intermediaries offer all classes. Depending on your financial considerations, certain classes may have higher expenses than other classes, which may lower the return on your investment. You should consult your financial adviser to help you decide which share class is best for you.

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

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Fees Paid on Purchases Through Financial Intermediaries

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and 12b-1 fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Fund may reimburse (out of the Fund’s general assets, in connection with omnibus accounts, or out of the Fund’s Class’ 12b-1 assets, if available) the Adviser for a portion of the sub-transfer agent fees paid to financial intermediaries.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial adviser, bank or trust company representative for assistance.

Sales Charge (Class A Shares only)

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

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***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers: Class A” are not eligible for sales commissions on purchases of $1 million or more.

Sales Charge Reductions: Class A Shares

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Rights of Accumulation. The value of eligible accounts in the Fund and other funds managed by the Adviser maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the table above). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include: 1) individual accounts; 2) joint accounts between the individuals described above; 3) certain fiduciary accounts; 4) single participant retirement plans; and 5) solely controlled business accounts.

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including  any applicable sales charge) or the public offering price (including any sales charges paid) originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund’s shares.

For further information on sales charges, please visit www.morgancreekfunds.com, call the Transfer Agent at 1-855-489-9939 or consult with your financial adviser.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial adviser, bank or trust company representative for assistance.

Sales Charge Waivers – Class A Shares
Initial sales charge on Class A shares will be waived for the following types of purchases:

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1. Dividend reinvestment programs.

2. Purchase by any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise.

3. Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund, provided the reinvestment is made within 90 days of the redemption.

4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more who purchase directly from the Fund.

5. Purchase by a unit investment trust registered under the 1940 Act which has shares of the Fund as a principal investment.

6. Purchase by a financial institution, bank trust department, or by a trust company purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program, which has been approved by the Distributor, the Adviser or the Fund.

7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

8. Purchases by an entity performing services for a trust who acts in a fiduciary capacity on behalf of the client-shareholders who maintain an interest in an account with the Fund registered in the name of the trust entity who receives administrative services from such trust entity, which has entered into an agreement with the Distributor, the Adviser or the Fund.

9. Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi trust” provided that: i) the plan’s assets are at least $1,000,000; or ii) there are at least 100 employees eligible to participate in the plan.

10. Purchase by an employee or a registered representative of an entity with a selling agreement with the Fund’s Distributor to sell shares of the Fund.
11. Purchase by a current or former Trustee of the Fund’s board.

12. Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

13. Purchases by a registered management investment company that has an agreement with the Adviser or the Distributor for that purpose.

14. Purchase by a financial intermediary, provided the arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

15. Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Fund, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge, however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services.

Investors who qualify under any of the categories described above should contact their brokerage firms, financial intermediaries, banks or trust company representatives. For further information on sales charge waivers, call the Transfer Agent.

Contingent Deferred Sales Charge (CDSC) (Class A and Class C Shares only).  You pay a CDSC when you redeem Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase or when you redeem Class C shares within twelve months of purchase. The CDSC payable upon redemption of Class A or Class C shares in such circumstances is 1.00%. The CDSC is calculated based on the offering price at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time.

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CDSC Waivers. The CDSC payable upon redemptions of shares will be waived for: 1) redemptions (i) within one year of a shareholder’s death or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of the applicable shares; 2) redemptions made with respect to certain retirement plans sponsored by the Fund, the Adviser or its affiliates; 3) minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan; 4) redemptions related to the payment of custodial IRA fees; 5) redemptions initiated by the Fund; 6) redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper; 7) redemptions when you can demonstrate hardship, in the absolute discretion of the Fund; and 8) redemptions of Class A shares where no broker was compensated for the sale.

CDSC Aging Schedule.  Certain investments in Class A or Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by transfers of registration, except as described in the SAI.

Distribution and Service Fees

The Fund has adopted plans (“Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. The Fund has adopted a Plan for each of its Class A and Class C shares. The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plans, Class A and Class C shares may pay distribution fees to the Distributor for distribution and sales support services. The Class A and Class C distribution fees may be used by the Distributor to pay affiliates of the Adviser for sales support services provided in connection with the sale of Class A or Class C shares and may also be used to pay brokers, dealers, financial institutions and industry professionals (including the Adviser and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I shares do not pay a distribution fee.

Under the Plans, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A and Class C shares in return for these fees. All Class A and Class C shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee.

Each of Class A and Class C Shares pay a 12b-1 fee at the annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of the Fund attributed to that Class. The fees may be used for distribution or service expenses but in the aggregate may not exceed 0.25% and 1.00%, respectively, of the daily net assets of each of Class A and Class C.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares.

In addition, the Fund may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Fund in light of the fact that other costs are avoided by the Fund where the intermediary, not the Fund’s service providers, provides administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

These avoided payments may be made in addition to fees paid to the Service Organizations by the Distributor from the assets of the Fund’s applicable Class’ 12b-1 Plan. In addition, the Adviser or its affiliates may pay to the Service Organizations fees for administration, networking, recordkeeping, sub-transfer agency and shareholder services at its own expense and out of its legitimate profits. These intermediaries also may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. These non-Plan payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

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The Adviser and its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, the Adviser or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. The Adviser and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by the Adviser and its affiliates may be substantial. Payments by the Adviser may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from the Adviser, the Distributor or their affiliates. For more information, see the SAI.

Determination of Net Asset Value. The Fund is open for business each day the NYSE is open (a “Business Day”). The Fund normally determines its NAV per share once each business day as of the close of regular trading on the NYSE, which normally occurs at 4:00 p.m. Easter time.  The NAV is not calculated and the Fund will not process purchase and redemption requests submitted on days when the Fund is not open for business.

The NAV per share is based on the market value of investments held in the Fund. The NAV is calculated by dividing the value of the assets of the Fund less the Fund’s liabilities by the number of shares of the Fund outstanding. The Fund values each security or other investment pursuant to guidelines adopted by the Board of Trustees.

Equity and other securities are valued based on market quotations, official closing prices, or information furnished by a pricing service.  Certain short-term securities are valued on the basis of amortized cost. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAV per share as reported by the funds.

Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Fund’s Board of Trustees, under certain circumstances. Fair value pricing is be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurate reflect the price the Fund would have received had it sold the investment. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Fixed income securities are generally valued using prices provided directly by independent third party pricing services or provided directly from one or more broker dealers or market makers, each in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent the Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

For options, swaps and warrants, a fair value price may be determined using an intrinsic calculation, or by using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest dates. In addition, the Adviser, through its Valuation Committee may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Fund’s NAV calculations. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value foreign securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

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Fair valuation of a the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. While the Fund has policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security’s fair value, as determined in accordance with procedures approved by the Board of Trustees.

Purchase and Redemption of Shares

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	Express/Overnight Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-489-9939 for wiring instructions and notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange (“NYSE”). Your bank may charge you a fee for wiring same-day funds.

Transactions through www.morgancreekfunds.com: You may purchase the Fund’s shares and redeem the Fund's shares through the website www.morgancreekfunds.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or Individual Retirement Account (“IRA”) Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have Automated Clearing House (“ACH”) instructions on your account.

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Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  The Fund, its transfer agent, distributor and adviser will not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers on specified days of each month into your established Fund account.  Please contact the Fund at 1-855-489-9939 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by Internet or by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Morgan Creek Tactical Allocation Fund.”  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. Eastern Time will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
•    the name of the Fund and share class
•    the dollar amount of shares to be purchased
•    a completed purchase application or investment stub check payable to the “Morgan Creek Tactical Allocation Fund”

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-855-489-9939 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

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Regular Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	Express/Overnight Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-489-9939.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Fund, the transfer agent, and their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Transactions through www.morgancreekfunds.com: You may purchase redeem the Fund's shares through the website www.morgancreekfunds.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or Individual Retirement Account (“IRA”) Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider redeeming shares by another method.  The Fund, its transfer agent, distributor and adviser will not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-855-489-9939 for more information about the Fund’s Automatic Withdrawal Plan.

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Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•	The request must identify your account number;

•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•
If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Fund falls below $250, the Fund may notify you that, unless the account is brought up to at least $250 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $250 due to a decline in NAV.

Additional Compensation to Servicing Agents

The Adviser and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be upfront or ongoing payments or both. Agents may agree to provide a variety of shareholder services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on “approved” or “select” lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

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In addition, the Adviser and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by the Transfer Agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.

DIVIDENDS AND CAPITAL GAINS

Dividends.  The Fund will declare and pay a dividend from its net investment income, and distributions from its realized net short-term and net long-term capital gains, if any, at least annually, by automatically reinvesting (unless a shareholder has elected to receive cash) such dividends and distributions of short-term or long-term capital gains in additional shares of the Fund at the NAV on the ex-date of the dividends or distributions.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

Federal Income Taxes.  The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax laws, the Fund generally will not pay federal income taxes. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, even if you reinvest them in additional shares.  Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income. It is possible that a portion of the dividends paid from the net investment income of the Fund will constitute “qualified dividend income” eligible for taxation at reduced rates.  The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividend income.”

Distributions paid from the Fund’s long-term capital gains and properly reported by the Fund as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A distribution by the Fund reduces the net asset value of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a return of a portion of your investment.

Under the Health Care and Education Reconciliation Act of 2010, income from the Fund may also be subject to a new 3.8 percent “net investment income tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

The Fund may pay a return of capital distribution to you by distributing more cash than its current accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Fund and tax regulations.

Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from the Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

27

The Fund is required to withhold federal income tax (“backup withholding”) from dividend payments, capital gain distributions and redemption proceeds for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

To the extent that the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in you including in gross income your share of foreign income taxes paid by the Fund and that may permit you either to claim a foreign tax credit with respect to such foreign taxes or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.  Your ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations, as a result of which you may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), the Fund generally will withhold U.S. federal income tax at the rate of 30% on dividends (other than dividends which the Fund properly reports as long-term capital gain distributions) paid to you.  You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.   For taxable years of the Fund beginning before January 1, 2014, certain interest-related dividends and short-term capital gain dividends are not subject to this withholding tax.

Distributions paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 may be subject to a U.S. withholding tax of 30% in the case of (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Householding

The Fund will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-489-9939 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus; therefore, no financial highlights are shown for the Fund.

28

OTHER INFORMATION

If you have any questions about the Morgan Creek Tactical Allocation Fund, please contact Morgan Creek as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (“SAI”) and annual or semi-annual reports to shareholders (when available) on the Fund’s web site at www.morgancreekfunds.com or by contacting Morgan Creek at the telephone number or address noted below.

The SAI provides more details about the Fund and its policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The reports will contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance for the most recent six- and twelve-month periods.

Online

www.morgancreekfunds.com or via e-mail at morgancreeksupport@geminifund.com

Telephone

1-855-489-9939 Shareholder service representatives are available Monday through Friday 8:30 a.m. to 6:30 p.m. EST.

Mail

Morgan Creek Tactical Allocation Fund
c/o Gemini Fund Services, LLC
P.O. Box 541150
Omaha, Nebraska  68154-1150

Contact the SEC

You can go to the SEC’s web site (http://www.sec.gov) to view these and other documents that the Fund has filed electronically with the SEC.

Copies of this information may also be obtained for the cost of duplicating by writing to the Public Reference Section of the SEC, Washington, DC, 20549-1520 or be electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for information.

Investment Company Act File Number: 811-22754

MORGAN CREEK TACTICAL ALLOCATION FUND
Class A (MAGTX)
Class C (MCGTX)
Class I (MIGTX)

STATEMENT OF ADDITIONAL INFORMATION

August 15, 2013

Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130
1-855-489-9939

Morgan Creek Series Trust (the “Trust”) is an open-end management investment company that currently consists of one series, the Morgan Creek Tactical Allocation Fund (the “Fund”). This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Fund, dated August 15, 2013 (the “Prospectus”), which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Northern Lights Distributors, LLC (the “Distributor”), at the address or telephone number shown above. This SAI incorporates by reference information that appears in the Fund’s Prospectus.

This SAI incorporates by reference information that appears in the Fund’s Annual Report, which will be delivered to all shareholders. To obtain a copy of the Fund’s Annual or Semi-Annual Report to Shareholders, when available, without charge, contact the Trust or Distributor at the address or telephone number above. Copies of the Annual and/or Semi-Annual Reports will also be available online at www.morgancreekfunds.com.

TABLE OF CONTENTS
Page:
ORGANIZATION OF THE TRUST	3
INVESTMENT POLICIES AND LIMITATIONS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	41
TRUSTEES AND OFFICERS	43
CODES OF ETHICS	48
PROXY VOTING POLICIES AND PROCEDURES	48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	48
INVESTMENT ADVISER	49
DISTRIBUTION OF FUND SHARES	51
ADMINISTRATOR AND CUSTODIAN	53
TRANSFER AGENT	54
PORTFOLIO TRANSACTIONS	55
VALUATION AND NET ASSET VALUE	56
TAX CONSIDERATIONS	58
SHAREHOLDER INFORMATION	62
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	62
FINANCIAL STATEMENTS	63
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	64

ORGANIZATION OF THE TRUST

The Trust is an open-end management investment company established as a Delaware statutory trust on August 31, 2012. Morgan Creek Capital Management, LLC (“Morgan Creek” or the “Adviser”) serves as investment adviser to the Trust. The Trust currently has one diversified series:  Morgan Creek Tactical Allocation Fund (the “Fund”).  The Trustees are permitted to create additional funds in the Trust and to create additional classes of the Fund. The Fund currently offers three classes of shares: Class A shares, Class C shares and Class I shares.

The assets of the Trust received for the issue or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, constitute the underlying assets of the Fund.  The underlying assets of the Fund shall be charged with the liabilities and expenses attributable to such Fund.

INVESTMENT POLICIES AND LIMITATIONS

Fundamental Investment Restrictions. The investment objective of the Fund is not a fundamental policy and may be changed without a shareholder vote, provided that shareholders will be given written notice of such change. The Fund has adopted certain fundamental investment restrictions that cannot be changed without the vote of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, the vote of a majority of the outstanding securities means the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

If a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in the Prospectus, will not constitute a deviation from the restriction or policy, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions.

Under the Fund’s fundamental investment restrictions, the Fund (unless otherwise stated) may not:

(1)
invest more than 25% of its total assets in the securities of issuers in any one industry, provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry;

(2)
underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in the sale of its own securities or in connection with the disposition of portfolio securities;

(3)
lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, dollar rolls or similar types of transactions;

(4)
borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and (ii) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(5)
issue senior securities other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(6)
purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law, and the Fund may invest in the securities that invest in commodities, contracts on commodities and commodity-linked securities; and

(7)
purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities (i) directly or indirectly secured by real estate or interest therein, (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, or (iii) issued by funds that invest in real estate or interests therein, and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

The following pages contain more detailed information about types of instruments in which the Fund may invest, techniques the Adviser may employ in pursuit of the Fund's investment objective, and a summary of related risks. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal. However, the Adviser is not required to buy any particular instrument or use any particular technique even if to do so might benefit the Fund.

Banking Industry and Savings and Loan Obligations. Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified rate of return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (“FDIC”), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks, if the obligation is, in the opinion of the Adviser, of an investment quality comparable to other debt securities which may be purchased for the Fund. The Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable and the Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing. The Fund may borrow money as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Cash Management. The Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds. Generally, these securities offer less potential for gains than other types of securities.

For temporary defensive purposes, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations, such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments are also subject to their own fees and expenses); and other similar high-quality short-term U.S. dollar-denominated obligations. The Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Common Stock.  Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable.

Convertible Securities. These securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Direct Debt Instruments. The Fund may invest in direct debt instruments. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any Nationally Recognized Statistical Rating Organization (“NRSRO”). If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on research by the Adviser in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Low Rated Securities. Debt securities rated below the four highest categories (that is, below BBB by Standard & Poor’s Ratings Services (“S&P”), for example) are not considered investment grade obligations and commonly are called “junk bonds.” These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below the fourth highest category are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value (“NAV”) of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. The Adviser’s analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

Distressed Debt Securities. The Fund may invest in distressed companies and/or non-investment grade debt (collectively referred to as Distressed Debt). The Fund generally makes such investments to achieve capital appreciation, rather than to seek income. Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Fund’s investments in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, the Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worthless than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce the Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which the Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Foreign Securities. The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

ADRs, EDRs and GDRs.  American Depositary Receipts (“ADRs”), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights.

Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), in bearer from, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. GDRs are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders. The Adviser believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The Adviser believes that the Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks apart from the risks inherent in U.S. investment. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to interest of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Investment obligations of U.S. branches of foreign banks will be considered U.S. securities if the Adviser has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Emerging Markets Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in the Adviser’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in traditionally-recognized developed nations. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Countries having developing markets are those that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities mean (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries, or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which the Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country’s currency against the U.S. dollar; unusual price volatility in a developing country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to difference in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a government entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Currencies

Subject to its investment policies and restrictions, the Fund may hold foreign currency and invest in foreign currency deposits. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged.

Additional Information About Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, the Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Fund may invest in both U.S. and foreign securities markets, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. The Fund’s share price will reflect the movements of the different stock and bond markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund usually effects currency exchange transactions on a spot basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which as appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Foreign Currency Hedging Strategies - Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund also may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currencies. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible, because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on the skill of the Adviser in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. There is no assurance that the Adviser’s use of forward currency contracts will be advantageous to the Fund or that the Adviser will hedge at an appropriate time.

Illiquid Investments. Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Board;
(3)	non-governmental stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amounts plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (“OTC”) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available;
(7)	securities involved in swap, cap, floor or collar transactions; and
(8)	direct debt instruments.

The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

In addition, the Fund will consider foreign securities that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

The Adviser believes that, in general, it is in the best interests of the Fund to be able to invest in illiquid securities up to the maximum allowable under the Fund’s investment restriction on illiquid investments. The Adviser believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset-backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years.

It has also become easier for institutional investors to structure their own investments. For example, if the Adviser desired exposure for the Fund to a particular country, instead of following difficult procedures for direct investment, the Adviser could, instead, invest in a specialized OTC bond or other instrument with an investment banker which would pay the same as the return on the country’s bond market without having to physically invest in the country.

Indexed Securities. The Fund may purchase indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. Indexed securities are securities, the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-influenced securities typically are short- to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specific currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The Adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund’s investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings. Securities issued through an initial public offering (“IPO”) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire, since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is generally limited, so it is likely that IPO securities will represent a smaller component of the Fund’s portfolio as the Fund’s assets increase (and thus have a more limited impact on the Fund’s performance).

Investment Company Securities. The Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, and subject to its other investment restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administration fees; therefore, if the Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund and, indirectly, the expenses of such investment company.

As a principal investment strategy, the Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds and exchange traded funds (“ETFs”).  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or to pay unexpected expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act, certain rules thereunder or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (1) more than 3% of the total outstanding shares of another investment company; (2) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.  The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  Further, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) do not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund and (ii) the Fund has not offered or sold, and is not proposing  to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1-1/2%.  If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated  to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days.

Because the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it complies with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund either seeks instruction from the Fund’s shareholders with regard to the voting of all proxies and votes in accordance with such instructions, or it votes the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) is  not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days.  In addition to the management and operational fees that the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the management and operational expenses of each other investment company.

Closed-End Investment Companies. Shares of certain closed-end investment companies may, at times, be acquired only at market prices representing premiums to their NAVs. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that the Fund otherwise would have to invest indirectly in certain developing markets.

Exchange-Traded Funds. Subject to its investment policies and restrictions, the Fund may invest in ETFs for various purposes. ETF shares represent ownership of shares of an investment company that typically holds a proportionate amount of shares of all the securities included in a relevant reference index.

An index ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which is designed to track the designated index or the NAV of the underlying basked of commodities or commodities futures, as applicable. ETF shares are exchange-traded. As with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is in addition to the investment management fee paid by the Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund’s assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund, which is not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreased in stock prices) halts tock trading generally.
Exchange Traded Notes (ETNs). These notes are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede the ETN's ability to track its index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Business Development Companies. Subject to its investment policies and restrictions, the Fund may invest in shares of business development companies (“BDCs”). BDCs are a type of closed-end investment company regulated by the 1940 Act that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets to raise capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity-level taxation, often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services, and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, the Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may incur leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowing rises.

Lending Securities. For the purpose of realizing additional income or offsetting expenses, the Fund may make secured loans of portfolio securities, to the extent allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, includes the value of collateral received in return for securities loaned). If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation. The Fund will only lend securities to broker-dealers and financial institutions deemed creditworthy by the Adviser. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Adviser throughout the term of the loan.

Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements. At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned, which must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral, so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. First, the Fund may receive a negotiated loan fee from the borrower. This method is available for three types of collateral. Second, the Fund may receive interest on the investment of cash collateral or on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that the Fund may accept as collateral are agreements of banks (other than the counterparty to a lending transaction), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian) must be satisfactory to the Adviser. The Fund will make loans only under the rules of the New York Stock Exchange (“NYSE”), which presently requires the borrower to give the securities back to the fund within five business days after the Fund gives notices to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increased, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Loans and Other Direct Debt Instruments

Loan Participations. The Fund may purchase loan participations (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant, rather than of the borrower, so that the purchase may also be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loans, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment. In selecting the loans in which the Fund will invest, however, the Adviser will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans the Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which the Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions, recapitalizations, stock purchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the vent that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at the time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates changes. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated maturity of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these restrictions, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between the Fund and the borrower, if the participation interest does not shift to the Fund the director debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Master Limited Partnerships. The Fund may invest in master limited partnerships (“MLPs”). An MLP is a limited partnership (or similar entity that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units are generally registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs often are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. (For example, owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers.) Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (“QPTP”), which many MLPs are treated as for Federal tax purposes, is qualifying income for an entity such as the Fund that is a regulated investment company for these purposes (“RIC”).

Money Market Instruments. Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association (“Ginnie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of these securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA“) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question, as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if the Adviser determines that such investments are consistent with the Fund’s objective and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (“IO”) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Direct Investments in Mortgages - Whole Loans. These investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Adviser. The Fund will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

Mortgage Dollar Rolls. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Adviser to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s NAV, which could result in increased volatility of the price of the Fund’s shares.

For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. Currently, the Fund does not intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.

Municipal Obligations. Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

Natural Resources and Physical Commodities Exposure. When the Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, the Adviser will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage. In purchasing securities related to such commodities, the Adviser considers the integration of derivatives and physical trades for risk management in a real-time environment in order to meet the demands of the marketplace. Scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities. Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (Btu units). When assessing an investment opportunity - in coal, natural gas or crude oil - this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices, while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	Cross-commodity arbitrage can negatively impact the Fund’s investments;

•
Fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•
Fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	Environmental restrictions can increase costs of production;

•	Restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	War can limit production or access to available supplies and/or resources.

Fund may invest in precious metal-related instruments such as gold, silver, platinum and palladium, including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof, (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof, (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”).  Investments in precious metal-related instruments may be purchased when the Adviser believes them to be attractively priced or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Investments in precious metal-related instruments and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals-related instruments could help to moderate fluctuations in the value of the Fund’s holdings, since the prices of precious metals-related instruments have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal or other physical commodity, the Adviser currently intends that it will only be in a form that is readily marketable. To qualify as a RIC, the Fund may not earn more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when for investment reasons it would not otherwise do so.

The ability of the Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

The Fund’s investments in precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation, and resource availability and demand. Changes in the political climate for the major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The sole source of return to the Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Fund’s direct investment in precious metals is limited by tax considerations.

Options, Futures and Other Strategies

General. The Adviser may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to attempt to enhance income or yield or to attempt to hedge the Fund’s investments. The strategies described below may be used in an attempt to manage the risks of the Fund’s investments that can affect fluctuation in its NAV.

Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, the Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments, strategies and risks described below, the Adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s objective and permitted by the Fund’s investment policies and restrictions and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of most Financial Instruments depends upon the ability of the Adviser to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) The Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund’s place in the contract, called a novation. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would be subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income holdings. If the Adviser wishes to shorten the average duration of the Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Adviser wishes to lengthen the average duration of the Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of a hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Turnover. The Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; as a duration management technique; to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the Fund and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified “notional” amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps. Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as LIBOR, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher amount at each swap reset date.

The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage to the extent the notional amount exceeds that amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The Fund typically treats the net unrealized gain on each swap as illiquid.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Adviser and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, the Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by the Adviser. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market has been evolving and is largely unregulated. It is possible that developments in the swaps market, including new regulatory requirements, could affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements or otherwise affect how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted on July 21, 2010 (“Dodd-Frank Act”), will result in new clearing and exchange-trading requirements for swaps and other OTC derivatives. The Dodd-Frank Act also requires the CFTC and the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions.

Private Equity. Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. The Fund may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of its interests in a private equity fund, nor may it withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all.  Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. Securities issued by private partnerships may be more illiquid than other securities generally, because the partnerships' underlying investments tend to be less liquid than other types of investments.

Preferred Stock.  This type of stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trust Securities. The Fund may invest in securities issued by real estate investment trusts (“REITs”). A REIT is a corporation, trust or association that meets certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to shareholders 90% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs.

Repurchase Agreements. The Fund may engage in repurchase agreements, subject to its limitation on investment in illiquid investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund’s repurchase agreements will be structured so as to fully collateralize the loans; the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Adviser.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund’s investment portfolio. The Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest.

Restricted Securities. The Fund may invest in restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is normally resold to other institutional investors, such as the Fund, through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board.

Short Sales. The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

Structured Securities. These securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

U.S. Government Securities. U.S. government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if the Adviser is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables the Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to roll over its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as mortgage dollar rolls, are entered into without the intention of actually acquiring securities.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk, because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (“OID”)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, the Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities that will be includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted the Policies on Disclosure Portfolio Holdings for the Fund (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Fund and other funds managed by the Adviser. The Disclosure Policies are intended to ensure compliance by the Adviser and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act.  It is the policy of the Adviser and the Fund to prevent the selective disclosure of non-public information concerning the Fund. The Board and the Adviser considered each of the circumstances under which the Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Adviser and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Adviser and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Fund, the Adviser or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser.

General Policy. Portfolio holdings may be disclosed by the Fund on a selective or complete basis only by an officer of the Fund or an employee of a service provider who has received authorization from a member of the Adviser’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. Prior to authorizing the disclosure of portfolio holdings information, an Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the entity seeking to disclose such information on the other. For example, an Authorizing Officer may inquire as to whether a portfolio manager of the Fund has entered into any special arrangements to share confidential portfolio holdings information in exchange for a substantial investment in the Fund or other products managed by the portfolio manager. The Authorizing Officer shall resolve any real or potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information in the best interests of shareholders.

Recipients of Information. Portfolio holdings information for the Fund may be made available more frequently and prior to its public availability in accordance with the provisions of the Disclosure Policies to:

1)
Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Fund (collectively, “Unaffiliated Service Providers”). The Fund has determined that selective and complete disclosure of holdings information to such Unaffiliated Service Providers fulfills a legitimate business purpose and is in the best interest of shareholders, as it allows the Unaffiliated Service Providers to facilitate the day-to-day operations of the Fund. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, shall be determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider may be as frequent as daily, with no lag.

2)
Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Fund (collectively, “Ratings and Rankings Agencies”).  The Fund has determined that selective and complete disclosure of holdings information to Ratings and Rankings Agencies fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds.

3)
Fund Affiliates and Fiduciaries. Various firms, such as (1) service providers and their affiliates (in their capacities as service providers) and the distributor to the Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the service providers, their affiliates, or the Fund (collectively, “Fund Affiliates and Fiduciaries”). The Fund has determined that selective and complete disclosure of holdings information to such Fund Affiliates and Fiduciaries fulfills a legitimate business purpose and is in the best interest of shareholders, as it allows the Fund Affiliates and Fiduciaries to facilitate the day-to-day operations of the Fund and/or provide other valuable services within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, by agreement, or under applicable laws, rules, and regulations. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, shall be determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries may be as frequent as daily, with no lag.

4)
As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.

5)
Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Fund’s officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

TRUSTEES AND OFFICERS

Trustees

The Trust's Board of Trustees has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. The Board of Trustees governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, oversee management of the risks associated with such activities and contractual arrangements, and review the Fund's performance.

Any vacancy on the Board may be filled by the remaining Trustees of such Board, except to the extent the 1940 Act requires the election of Trustees by the shareholders. There are five Trustees on the Board, a majority of whom are Independent Trustees.  To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to any person, including without limitation, the officers of the Fund, the Adviser or any committee of the Board. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may purchase shares, subject to the eligibility requirements described in the Prospectus.

Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement age as established by the Board or in the event of death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office. The Board appoints officers of the Trust who are responsible for the Trust’s day-to-day business decisions based on policies set by the Board.  The officers serve at the pleasure of the Board.

The table below shows, for each Trustee and executive officer, his or her full name, age, the position held with the Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other public directorships held by such Trustee.

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications	Number of Morgan Creek-Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years
INDEPENDENT TRUSTEES
William C. Blackman 1946	Trustee	Since 2012	Shareholder of Blackman & Sloop (accounting firm) from 2005 to June 2008.	4 Funds	None
Michael S. McDonald 1966	Trustee	Since 2012	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	4 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2012	President of Archway Holdings Corp. from 2005 since prior to 2005 – present; President of URI Health and Beauty LLC from January 2005 since prior to 2005 – present; President of Archway Holdings – Wilmed LLC from April 2008 to present.	4 Funds	None

INTERESTED TRUSTEES**
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2012
Mr. Yusko is Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
			4 Funds	None
Michael Hennessy 1957	Trustee Managing Director, Investments	Since 2012
Mr. Hennessy is Managing Director of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Hennessy served as Vice President for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
			4 Funds	None

*	The address for each of the Funds’ Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.

**	Mr. Yusko and Mr. Hennessy are "interested persons," as defined in the 1940 Act, of the Funds based on their position with Morgan Creek Capital Management, LLC and its affiliates.

Officers

Name and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Mark B. Vannoy 1976	Treasurer	Since 2012
Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration.  Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2012
Mr. Thurman joined Morgan Creek in February 2006 and serves as Director. Prior to Morgan Creek, Mr. Thurman was employed by Cambridge Associates, LLC, an investment consulting firm, from 2003 to February 2006.

David K. James 1970	Secretary	Since 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

Committees of the Board

The Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee.

The Board has an Audit Committee comprised of Messrs. Blackman, McDonald and Moghavem, each of whom is an Independent Trustee. The primary purposes of the Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommend to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm to its manager or advisor and any affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting of the Fund.

The Board has a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Blackman, McDonald and Moghavem, each of whom is an Independent Trustee. The Nominating and Corporate Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organization of Board meetings, evaluating the structure and composition of the Board and determining compensation of the Fund’s Independent Trustees. The Nominating and Corporate Governance Committee may consider nominees recommended by a shareholder. A shareholder who wishes to recommend a nominee should send recommendations to the Fund’s Secretary and must include:

•	The name of the shareholder and evidence of the person's ownership of shares in the Fund, including the number of shares owned and the length of time of ownership; and
•
The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund and the person's consent to be named as a Trustee if selected by the Nominating and Corporate Governance Committee and nominated by the Board.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a trustee if elected. The shareholder's recommendation and information described above must be sent to the Fund, c/o Morgan Creek Tactical Allocation Fund, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.

The Board created a Valuation Committee. The Valuation Committee is responsible for, among other things, overseeing the valuation of the Fund’s investments in accordance with written policies and procedures (the "Valuation Procedures") that the Board has approved for purposes of determining the value of securities held by the Fund, including, if applicable.

As the Fund has had no prior investment operations as a registered investment company, no meetings of the above committees were held in 2012, except that the Audit Committee met in connection with the organization of the Fund to approve the selection of the Fund’s independent registered public accounting firm.

Board Leadership Structure and Risk Management Oversight. The Board has chosen to select the same individual as Chairman of the Board of the Fund and as Chief Executive Officer of the Adviser. Currently, Mr. Yusko, an Interested Trustee, serves as Chairman of the Board and President of the Fund. The Board believes that this leadership structure is appropriate, since Mr. Yusko provides the Board with insight regarding the Fund’s day-to-day management and overall operations which assist him in his role as Chairman of the Board. The Board does not have a Lead Independent Trustee.

The Board has delegated management and various functions of the Fund to service providers who are responsible for the day-to-day management of risks applicable to the Fund. The Board oversees risk management for the Fund in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Fund, detailing the results of the Fund’s compliance with Board-adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and the Code. As needed, the Adviser discusses management issues respecting the Fund with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Fund and offers advice to management, as appropriate. The Trustees also meet in executive session with Board counsel, counsel to the Fund, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board helps to establish risk management parameters for the Fund, which are implemented on a day-to-day basis by service providers to the Fund.

Summary of Trustees’ Qualifications. Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Fund’s Board.

William C. Blackman: Mr. Blackman is an experienced business executive with over 30 years of experience in the accounting industry.  He has served on the Fund’s Board (since its inception in 2013) as well as other boards of Morgan Creek sponsored funds (the ‘Fund Complex”) since 2010 and possesses significant experience regarding the Fund Complex’s operations and history.

Michael S. McDonald: Mr. McDonald is an experienced business executive with over 20 years of experience in the automotive sales industry. He has served on the Fund’s Board (since its inception in 2013) as well as other boards in the Fund Complex since in 2010 and possesses significant experience regarding the Fund Complex’s operations and history.

Sean S. Moghavem: Mr. Moghavem is an experienced business executive with over 20 years of experience as an entrepreneur and private investor. He has served on the Fund’s Board (since its inception in 2013) as well as other boards in the Fund Complex since 2010 and possesses significant experience regarding the Fund Complex’s operations and history.

Mark W. Yusko: Mr. Yusko is an experienced business executive with over 25 years of experience in the investment management industry; his experience includes service as a trustee, director, portfolio manager, analyst and consultant for foundations and private investment funds. He has served on the Fund’s Board (since its inception in 2013) as well as other boards in the Fund Complex since 2010 and possesses significant experience regarding the Fund Complex’s operations and history.

Michael Hennessy: Mr. Hennessey is an experienced business executive with over 25 years of experience in the investment management industry; his experience includes service as a trustee, director and portfolio manager for foundations and private investment funds. He has served on the Fund’s Board (since its inception in 2013) as well as other boards in the Fund Complex since 2010 and possesses significant experience regarding the Fund Complex’s operations and history.

Share Ownership. As of December 31, 2012, the Trustees owned shares of the Fund and the Fund Complex as set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies
Independent Trustees
William C. Blackman	$0	$50,001-$100,000
Michael S. McDonald	$0	$0
Sean S. Moghavem	$0	$0
Interested Trustees
Mark W. Yusko	$0	$0
Michael Hennessey	$0	$0

*
As of July 31, 2013, the Trustees did not own shares of the Fund because the Fund had not yet begun investment operations. The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Adviser or an affiliate thereof.

Compensation. Each Independent Trustee receives an annual fee for service on the Board and all committees of the Board at a rate of $12,000 per year.  The Fund Complex does not compensate Interested Trustees.

The Fund also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Fund. For the one-year period ended December 31, 2012, the Trustees received compensation in the following amounts (exclusive of out-of-pocket expenses reimbursed).

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits	Total Compensation from Fund Complex1
William C. Blackman	$0	$0	$20,000
Michael S. McDonald	$0	$0	$20,000
Sean S. Moghavem	$0	$0	$20,000
Mark W. Yusko	$0	$0	$0
Michael Hennessey	$0	$0	$0

1	Fund Complex includes the (i) Fund and (ii) Global Equity Long/Short Fund, Morgan Creek Institutional Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Fund.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted proxy voting policies and procedures pursuant to which the Board may delegate the voting of proxies for the Fund's portfolio securities to the Adviser pursuant to the Adviser' proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to the Fund’s portfolio securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policy is attached as Appendix A to this SAI. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio will be available upon request (1) by calling (919) 933-4004 and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Adviser owned all of the outstanding shares of the Fund. As a result, as of such date the Adviser owned a controlling interest in the Fund, and shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. As of the date of this SAI, the Trustees and Officers owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER

Investment Adviser. The Adviser is responsible for making investment decisions and providing services for the Fund under an Investment Management Agreement with the Fund. The Adviser was formed and has been in the business of investment management since 2004 and has total assets under management, including the Fund, of $6.9 billion, as of January 31, 2013. The Adviser is a North Carolina limited liability company.

Under the Investment Management Agreement, the Fund pays the Adviser a monthly fee computed on average daily net assets at an annual rate of 0.75%. The management fee is computed and accrued daily and is payable monthly.

The Adviser provides an investment program for, and carries out the investment policy and manages the portfolio assets of, the Fund. The Adviser is authorized, subject to the oversight of the Board of Trustees, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Adviser pays for office space and facilities for the Fund.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the 1933 Act and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; costs associated with reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; fees for auditing services; fees for administrative services; insurance premiums; fees and expenses of the custodian of the Fund’s assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Adviser; and extraordinary and non-recurring expenses.

The Investment Management Agreement will terminate automatically in the event of its assignment. In addition, the Investment Management Agreement is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser upon 60 days’ written notice to the other party. The Investment Management Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser has contractually agreed to limit until August 15, 2014 the total annual fund operating expenses of the Fund to 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations.  Acquired Fund fees and expenses and dividend expense on short sales are excluded from the contractual fee waiver.

Other Accounts Managed by the Portfolio Managers. The Portfolio Manager, who is primarily responsible for the day-to-day management of the Fund, also manages other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 1, 2013: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Mark W. Yusko	11	$4.4 billion	30	$1.5 billion	18	$1.7 billion (1)

(1)
Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, a principal of Hatteras Capital Management and member of the investment committee for The Endowment Fund. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Portfolio Manager.

Mark W. Yusko has significant day-to-day duties in the management of the Fund, including providing analysis and recommendations on asset allocation and Portfolio selection. Mr. Yusko owns equity interests in the Adviser, which pays him a base salary and he may receive a bonus, and the Adviser is obligated to make distributions of profits to him, as well as the other members, on an annual basis.
Conflicts of Interest. The Adviser engages in other activities including managing the assets of other registered investment companies, various private funds and institutional accounts. In the ordinary course of business, the Adviser engages in activities in which the Adviser’s interests or the interests of its clients may conflict with the interests of the Fund or its shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Fund or its shareholders.

Transactions by the Adviser. The Adviser may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Fund. Such an opportunity could include a business that competes with the Fund.

From time to time, the Adviser may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Adviser will not make any investment for the Fund in any fund that is managed by an affiliate of the Adviser. Accordingly, there may be investments that are unavailable to the Fund due to the manager’s affiliation with the Adviser.

The Adviser’s Asset Management Activities. The Adviser conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Adviser’s investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Brokerage Activities.  The Adviser will be authorized to engage in transactions in which it acts as a broker for the Fund and for another person on the other side of the transaction. In any such event, the Adviser may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Adviser may also act as agent for the Fund and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Fund sold its securities separately from the Adviser’s other clients.

Related Funds.  Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Fund and investments by other funds advised by the Adviser, or sponsored or managed by the Adviser, in the same investments. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Adviser, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular investment.

Management of the Funds. Personnel of the Adviser or its affiliates will devote such time as the Adviser, the Fund and its affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Adviser and its affiliates will also work on other projects for the Adviser and its other affiliates (including other clients served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

DISTRIBUTION OF FUND SHARES

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the "Distributor"), serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state's securities laws and is a member of Financial Industry Regulatory Authority (“FINRA”). The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.  The Distributor furnishes the services of its personnel to carry out its obligations under the Distribution Agreement at its own expense and without additional cost to the Fund. Under the underwriting Agreement, the Distributor is responsible for selling shares on a best efforts basis, as agent for the Fund, but is not obligated to sell any certain number of shares. The Distributor may, in its discretion, enter into agreements with qualified broker-dealers in order for such broker-dealers to sell shares of the Fund.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.
 The Distributor or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service providers (including affiliates of the Distributor). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, the Distributor or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of the Distributor, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and FINRA rules and other applicable laws and regulations. The Distributor or an affiliate may pay or allow other incentives or payments to intermediaries.

An affiliate of the Fund may also make payments and reimbursements from its own resources to certain intermediaries for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans.

The Distributor or an affiliate may also make payments to banks, broker-dealers and other service providers (who may be affiliated with The Distributor) for distribution-related activities and/or shareholder services. If you have purchased shares of the Fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, the Distributor and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

The Fund may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Fund. A Processing Organization (for example, a mutual fund supermarket) includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Fund and/or the Adviser. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).  A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

Distribution and Shareholder Service Plans

The Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A and Class C shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA.

Under the Plans, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% and 1.00% of the value of the Fund’s average daily net assets attributable to the Class A and Class C shares, respectively, for services provided under the Plans. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A and Class C shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A and Class C shares.

Services under the Plans include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Fund’s transfer agent, advertisement, printing costs and website costs.

The Plans are compensation plans, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plans were terminated by the Board and successor plans were adopted, the Fund would cease to make payments under the Plans and the Distributor would be unable to recover any unreimbursed expenses. The Plans are intended to benefit the Fund, among other things, by increasing their respective assets through sales and marketing and retaining existing assets by providing shareholder services both of which will help maintain and potentially reduce the Fund’s expense ratio.

The Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plans. The Plans may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund that have invested pursuant to such Plans. No Plans may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. Material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Fund or any Independent Board member has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans.

As stated in the Prospectus, the Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Fund. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. However, these payments, which are in addition to Rule 12b-1 fees, may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Fund, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

The Adviser or the Distributor may compensate certain dealers that satisfy certain criteria established from time to time by the Adviser or the Distributor relating to the level or type of services provided by the dealer, the sale or expected sale of significant amounts of Fund shares, or other factors.

ADMINISTRATOR AND CUSTODIAN

State Street Bank and Trust Company (the “Administrator”, “State Street” or “Custodian”), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, provides various administrative, accounting, transfer agency and investor services to the Fund pursuant to an Administration Agreement (the "Administration Agreement").  Under the terms of the Fund’s  Administration Agreement, the Administrator is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s NAVs; preparing the Fund’s Statements of Assets and Liabilities and Statements of Operations; preparing the Fund’s annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Shareholders, including any purchase and sale of Shares; allocating income, expenses, gains and losses to Shareholders' respective capital accounts; and issuing reports and transaction statements to Shareholders.

Pursuant to the Administration Agreement, the Administrator will provide certain investor services to the Fund, including: maintaining the register of the Shareholders and enter on such register all issues, transfers and repurchases of interests in the Fund; arranging for the calculation of the issue and repurchase prices of interests in the Fund in accordance with their controlling document; allocating income, expenses, gains and losses to the individual Shareholder's capital accounts in accordance with the Fund’s controlling documents; preparing and mailing annually to the each Shareholder any required Form 1099 in accordance with applicable tax regulations; and issuing reports and transaction statements to Shareholders.

The Fund also pays the Administrator certain fixed fees for tax preparation and other services.  The Administrator is also reimbursed by the Fund for out-of-pocket expenses (including those of any third party retained to assist the Administrator) relating to services provided to the Fund.

State Street serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.  The Board has appointed State Street as the Fund’s foreign custody manager. State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of the Fund, subject to the oversight of the Board. The Board has also delegated the responsibility of selecting, contracting with and monitoring foreign sub-custodians to the Adviser. The assets of the Fund are held under bank custodianship in accordance with the 1940 Act.

Goldman Sachs Execution & Clearing, L.P. ("Goldman Sachs"), mantains a margin accoung with certain brokers in which the Fund may effect short sales and transactions in exchange-listed options. Goldman Sachs, the Fund and State Street have entered into a Special Custody and Pledge Agreement accordingly.

Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Fund’s portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed State Street to be its foreign custody manager with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian’s practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

For its services as administrator, custodian, fund accounting, and other services, the Fund pays State Street an annual fee based on the Fund’s estimated net assets equal to approximately 0.40%.

TRANSFER AGENT

Gemini Fund Services, LLC (“GFS”), which has offices at 17605 Wright Street, Suite 2, Omaha, Nebraska  68130-2095, serves as transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

The Agreement became effective on June 3, 2013, and will remain in effect for three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS.

Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For such services rendered to the Fund under the Agreement, the Fund pays GFS a fee equal to the greater of (i) a minimum fee of $18,000 and (ii) $14 per open account and $2 per closed account. The Fund also pays GFS for any out-of-pocket expenses.

PORTFOLIO TRANSACTIONS

The Investment Management Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Adviser to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Fund. The Fund may incur expenses in connection with its transactions. When selecting brokers and dealers to effect these transactions on behalf of the Fund, the Adviser will seek best price and execution, taking into account factors such as price, size or order, difficulty of execution and the operational facilities of the broker or dealer.

Other accounts managed by the Adviser may own, from time to time, some of the same investments as the Fund.  Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser; however, from time to time, the same investment decision may be made for multiple Adviser accounts.

The Fund’s specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Fund’s investment guidelines, the Fund’s specific terms and conditions and the investment judgment of the portfolio manager. The Adviser manages other accounts with investment mandates that may overlap or conflict with the investment strategies pursued by the Fund, as both the Fund and the accounts may be eligible to participate in the same investment opportunities. Additionally, interests in certain investments are generally offered in private offerings and it is not uncommon for such investments to become closed or limited with respect to new investments due to size constraints or other considerations. Moreover, the Fund or the other accounts managed by the Adviser may not be eligible or appropriate investors in all potential investments. As a result of these and other factors, the Fund may be precluded from making a specific investment or may reallocate existing investments among the other accounts managed by the Adviser. These decisions will be made by the Adviser taking into consideration the respective diversification guidelines, investment objectives, existing investments, liquidity, contractual commitments or regulatory obligations and other considerations applicable to the Fund and the other accounts managed by the Adviser. However, there likely will be circumstances where the Fund is unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among the Fund and the other accounts managed by the Adviser. In addition, it is likely that the Fund’s portfolio and those of other accounts managed by the Adviser will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. Such differences may be magnified by the particular approach utilized by accounts managed by the Adviser in their selection of investments. These and other distinctions will result in differences in portfolio performance between the Fund and the other accounts managed by the Adviser.

When two or more accounts managed by the Adviser seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the Fund and such other accounts on a good faith equitable basis, usually on a pro rata basis, by the Adviser in its discretion and in accordance with the various investment objectives of the accounts managed by the Adviser. Such allocations are based upon the written procedures of the Adviser, which have been reviewed and approved by the Board. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. This advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The annual portfolio turnover rate of the Fund may be greater than 100%, but because it is difficult to accurately predict portfolio turnover rates, actual turnover may be lower than 100%. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Fund invests a portion of its assets outside the United States and anticipates that its brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although the Fund seeks the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.

No trades will be executed with the Adviser, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except that the Adviser may effect cross-trades provided that they are conducted at market price and absent any commission.

Use of Soft Dollars. If the Adviser enters into "soft dollar" arrangements, they will comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), which provides parameters for the use of soft or commission dollars to obtain "brokerage and research" services. Although disclosure of the use of "soft dollars" is generally sufficient to avoid legal risk under U.S. federal law, there may still be legal risk to the Adviser and Fund under U.S. state law if "soft dollars" are used to pay for services not covered under the Section 28(e) safe harbor.

The Adviser may use "soft dollars" to acquire a variety of research, brokerage and other investment-related services, for example, research on market trends, reports on the economy, industries, sectors and individual companies or issuers; credit analyses; technical and statistical studies and information; accounting and tax law interpretations; political analyses; reports on legal developments affecting the Fund; information on technical market actions; and financial and market database services.

VALUATION AND NET ASSET VALUE

The NAV of the Fund is the value of a single share.  The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting the Fund's liabilities, and dividing the result by the number of shares of that class that are outstanding.

The Fund will calculate its NAV each Business Day. As used in the Prospectus, “Business Day” refers to those days when the New York Stock Exchange (“NYSE”) is open for unrestricted business, which is Monday through Friday, except for holidays. As of the date of this SAI, such holidays are: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to the Adviser.

Shares of open-end investment companies (including any underlying central funds) held by the Fund are valued at their respective NAVs.

Generally, other portfolio securities and assets held by the Fund are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Independent brokers or quotation services provide prices of foreign securities in their local currency. The Fund gathers all exchange rates daily at the close of the NYSE using the last quoted bid price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV.

Securities for which market quotations are readily available and not determined by the Adviser to be unreliable shall be valued at their current market value based on market quotations. Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange, prior to the time as of which the assets or liabilities are valued. However, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event there are no sales involving an equity security on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used. If no bid or ask price is available on a day on which the Fund values such security, the prior day's price will be used, provided that the Adviser is not aware of any significant event or other information that would cause such last price to no longer reflect the fair value of the security, in which case such asset will be fair valued.

The Adviser may utilize, to value securities or assets for which market quotations are not readily available or for which such market quotations are determined to no longer reflect the fair value of the security, pricing agents or pricing services ("Pricing Services") approved or ratified by the Fund's Board or (ii) broker-dealers or market makers. The use of Pricing Services and broker-dealers for determining fair value is in addition to the use of such Pricing Services and broker-dealers for obtaining available market quotations.

When market quotations are not readily available or are believed to be unreliable, or the Adviser believes the values received from the Pricing Services or broker-dealers are unreliable, the security or asset is valued at fair value. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold.

When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of such investments.

TAX CONSIDERATIONS

General. The Fund intends to qualify for treatment as a RIC so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and must meet several additional requirements, including the following:

(1)
the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a QPTP (“Income Requirement”); and

(2)
at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (“50% Diversification Requirement”), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “RIC Diversification Requirements”).

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest, and other income that satisfies the Income Requirement (collectively, “Qualifying Income”).

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders); (2) the shareholders would treat the Fund’s distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for noncorporate shareholders, the part thereof that is “qualified dividend income” would be subject to Federal income tax at the rate for net capital gain — a maximum of 20%); and (3) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions the Fund declares in October, November and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions will be taxed to the shareholders for the year in which that December 31 falls.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the policy of the Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (“IRS”) that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders their respective shares of the foreign taxes it paid and its foreign-source income.

A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Investments in PFICs. The Fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. The determination by the Fund of whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that the Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund’s investment.

Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not “qualified dividend income.”

If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses. Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

The Fund may elect to treat gains and losses from forward currency contracts as capital gain or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies. The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be Qualifying Income.

Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will a be short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) – but excluding any “securities futures contract” (as defined in the Code) that is not a “dealer securities futures contract” and interest rate caps and floors, certain swaps, and similar agreements—in which the Fund may invest will be “Section 1256 contracts.” Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts are also marked-to-market at the end of October for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains as of the end of or its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though it may not have closed the transactions and received cash to pay the distributions.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from OID Securities. The Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, the Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and, in the case of the former, to avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Shareholder Tax Considerations. In general, you will recognize a gain or loss on the sale or redemption of Fund shares in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other Fund shares within 30 days before or after the sale or redemption (a so called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of Fund shares will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, if Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Cost Basis Reporting. The Fund will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.

SHAREHOLDER INFORMATION

Certificates representing shares of the Fund will not be issued to shareholders. GFS, the Fund’s Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent, which include shares purchases as a result of reinvestment of Fund distributions.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Fund reserves the right to waive the minimum initial investment in the Fund.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (“redemption-in-kind”). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the less of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

The Board has selected Ernst & Young LLP as the independent registered public accounting firm of the Fund.  Its principal business address is at 5 Times Square, New York, NY 10036. Seward & Kissel LLP, located at 901 K Street, N.W., Washington, D.C. 20001, serves as legal counsel to the Funds and also serves as legal counsel to the Adviser and certain of its affiliates.

FINANCIAL STATEMENTS

Morgan Creek Tactical Allocation Fund
Statement of Assets and Liabilities
July 9, 2013

Assets
Cash	$100,000
Deferred offering costs	12,799
Total assets	$112,799

Liabilities
Offering costs payable	$12,799
Total liabilities	12,799
Net assets	$100,000

Net assets consist of
Paid in capital	$100,000
Net assets	$100,000

Net asset value per share
10,000 issued Class I shares of $0.0001 par value, issued and outstanding; unlimited shares of beneficial interest authorized	$10.00

See accompanying notes to the statement of assets and liabilities.

Morgan Creek Tactical Allocation Fund
Notes to Statement of Assets and Liabilities
July 9, 2013

1.	Organization

Morgan Creek Tactical Allocation Fund (the “Fund”), a series of Morgan Creek Series Trust (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on August 31, 2012 pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund has had no operations through July 9, 2013 other than those relating to organizational matters and the sale and issuance of 10,000 Class I shares of beneficial interest in the Fund to Morgan Creek Capital Management, LLC at a net asset value of $10.00 per share. The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Fund’s investment adviser.

The Fund offers Class A, Class C and Class I shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class I shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than Class A and C shares.

The Fund’s investment objective is to provide long-term total investment returns (capital gains plus income). To achieve the Fund’s investment objective, the Advisor will incorporates a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund will invest in an actively managed portfolio of global securities with the goal of achieving a lower level of volatility than traditional equity benchmarks. The Fund anticipates that the weighting in international securities (i.e., securities issued by corporations and other entities that are located, headquartered, incorporated or otherwise organized outside the U.S.) will exceed 40% of the portfolio assets under normal economic conditions (however, the Advisor may determine that conditions warrant a lower level of exposure).

2.	Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and in accordance with Accounting Standards Codification (ASC) as set forth by the Financial Accounting Standards Board (“FASB”).  The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income.  Net realized gains, if any, are distributed at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

Morgan Creek Tactical Allocation Fund
Notes to Statement of Assets and Liabilities
July 9, 2013

3.	Cash

Cash at July 9, 2013 is on deposit with State Street Bank and Trust Company, the Fund’s custodian.

4.	Fund Fees and Expenses

The Fund pays the Advisor a monthly management fee at a rate of 0.75% of the Fund’s average daily net assets. No management fees will be charged until the Fund commences operations.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I (the “Expense Caps”), of the average net assets of each Class until July 31, 2014. Expenses covered by the Expense Caps include all of the Fund's expenses other than interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, in excess of such limitation. Acquired Fund fees and expenses are also excluded from this contractual limitation.

The Fund’s organization and offering costs billed through the statement of assets and liabilities date are $48,962. The Advisor has borne the organization costs of $36,163. Offering costs of approximately $12,799 will be capitalized and amortized over the 12 month period from the effective date and are included in deferred offering costs until such date.

5.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made again the Fund that have not yet occurred.  However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6.	Related Party Transactions

The Fund currently has outstanding offering costs payable of $12,799 due to the Advisor.

7.	Subsequent Events

Management has evaluated the need for disclosure and/or adjustments to the financial statements resulting from subsequent events through August 9, 2013, the date the financial statements were issued.  Based on this evaluation, no adjustments to the financial statements were required.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Morgan Creek Tactical Allocation Fund

We have audited the accompanying statement of assets and liabilities of Morgan Creek Tactical Allocation Fund (the “Fund”) (one of the portfolios constituting Morgan Creek Series Trust) as of July 9, 2013. The financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Morgan Creek Tactical Allocation Fund (one of the portfolios constituting Morgan Creek Series Trust) at July 9, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 9, 2013

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

GLOBAL EQUITY LONG/SHORT MASTER FUND
MORGAN CREEK GLOBAL EQUITY LONG/SHORT FUND
MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND
MORGAN CREEK SERIES TRUST

Proxy Voting Policy and Procedures

The Board of Trustees of Global Equity Long/Short Fund, Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a “Fund” and collectively, the “Funds”), and Morgan Creek Series Trust (the “Trust” and collectively with the Funds, the “Fund Complex”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund Complex.

I.	Policy

It is the policy of the Board of Trustees of the Fund Complex to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund Complex to Morgan Creek Capital Management, LLC (the “Adviser”) as a part of the Adviser’s general management of the Fund Complex, subject to the Board’s continuing oversight.  The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the Adviser and then ensure such proxies are voted on a timely basis.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund Complex is an asset of the Funds or Trust.  The Adviser, to which authority to vote on behalf of the Funds or Trust is delegated, acts as a fiduciary of the Fund Complex and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board of Trustees for the administration of this policy:

A.           Review of Adviser Proxy Voting Procedures.  The Board of Trustees of the Fund Complex shall review and amend these procedures as they deem necessary and advisable.  In addition, the Adviser shall notify the Board promptly of materials changes to its policies, procedures or other guidelines for voting proxies on behalf of the Fund Complex.

B.           Voting Record Reporting.  The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX for the Fund Complex at least annually.  Such voting record information shall be in a form acceptable to the Fund Complex and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund Complex and the Adviser may agree to from time to time.  With respect to those proxies that the Adviser has identified as involving a conflict of interest1, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

1
As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which could potentially compromise the Adviser’s independence of judgment and action with respect to the voting of the proxy.

IV.	Revocation

The delegation by the Board of Trustees of the authority to vote proxies relating to portfolio securities of the Fund Complex is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Fund Complex shall file an annual report of each proxy voted with respect to portfolio securities of the Fund Complex during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	Disclosures

The Fund Complex shall include in its registration statements:

1.           A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.           A statement disclosing that information regarding how the Fund Complex voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund Complex’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

The Fund Complex shall include in its annual and semi-annual reports to shareholders:

3.           A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund Complex to determine how to vote proxies relating to portfolio securities of the Funds or series of the Trust is available without charge, upon request, by calling the Fund Complex’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

4.           A statement disclosing that information regarding how the Fund Complex voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund Complex’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.	Review of Policy.

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:	October 4, 2010, amended December 4, 2012

I.	PROXY VOTING

A.	General Proxy Voting Policies

(1)	Voting in the Best Interests of Advisory Clients

Morgan Creek understands and appreciates the importance of proxy voting.  To the extent that Morgan Creek has discretion to vote the proxies of its Advisory Clients, Morgan Creek will vote any such proxies in the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

It is the policy of the Board of Trustees of the Company to delegate the responsibility for voting proxies relating to portfolio securities held by the Company to Morgan Creek as a part of Morgan Creek’s general management of the Company, subject to the Board’s continuing oversight.  The delegation by the Board of Trustees of the authority to vote proxies relating to portfolio securities of the Company is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Morgan Creek may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the firm and then ensure such proxies are voted on a timely basis.

(2)	Applicability of Policy

It should be specifically noted that the Funds generally invest (directly or indirectly) in private investment funds.  As such, it is expected that proxies received by Morgan Creek primarily will deal with matters related to the operative terms and business details of such private investment funds.  Morgan Creek is not responsible for, and these procedures are not applicable to, proxies received by the investment managers of the underlying investment funds invested in by the Advisory Clients (related to issuers invested in by such underlying investment funds).  To the extent that a Non-Discretionary Advisory Client accesses an underlying investment manager, it is understood that voting discretion related to issuers will generally be held by such underlying investment managers.  Non-Discretionary Advisory Clients may request the view of Morgan Creek on proposed amendments or other changes to the operating documents of private investment funds.  Morgan Creek will provide recommendations based on consideration for the individual needs and best interests of the client, which may differ from those of the Funds.

B.	Proxy Voting Procedures

(1)
All proxies sent to Advisory Clients or the Company that are actually received by Morgan Creek (to vote on behalf of the Advisory Clients/ the Company) will be provided to the Chief Compliance Officer.

(2)	The Chief Compliance Officer will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by Morgan Creek (on behalf of its Advisory Clients or the Company) will be kept in Morgan Creek’s files;

(b)	The Chief Compliance Officer will determine which of Morgan Creek’s Advisory Clients or the Company holds an interest in the private investment fund or security to which the proxy relates;

(c)
The Chief Compliance Officer will call a meeting (which may be via telephone) of the Chief Compliance Officer, Michael P. Hennessy, Josh S. Tilley and Mark B. Vannoy (collectively referred to as “Proxy Voting Committee”) and provide each member of the Proxy Voting Committee with:

(i)	a copy of the proxy;

(ii)	a list of the Advisory Clients or Company to which the proxy is relevant pursuant to Section XIX.B(2) above;

(iii)	the amount of votes controlled by each Advisory Client or Company; and

(iv)	the deadline that such proxies need to be completed and returned to the private investment fund or company in question.

(d)
Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in Section XIX.C. below.  If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

(e)
If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section XIX.D. below.  The Chief Compliance Officer will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

(f)
Although not presently intended to be used on a regular basis, Morgan Creek is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

C.	Handling of Conflicts of Interest

(1)
As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Morgan Creek and its Advisory Clients or the Company.  This examination will include (but will not be limited to) an evaluation of whether Morgan Creek (or any affiliate of Morgan Creek) has any relationship with the private investment fund (or such fund’s investment adviser or affiliate) or company to which the proxy relates outside an investment in such investment fund/company by an Advisory Client of Morgan Creek or the Company.

(2)
If a conflict is identified and deemed “material” by the Proxy Voting Committee, Morgan Creek will determine whether voting in accordance with the proxy voting guidelines outlined in Section XIX.D. below is in the best interests of affected Advisory Clients/ the Company (which may include utilizing an independent third party to vote such proxies).

(3)
With respect to material conflicts, Morgan Creek will determine whether it is appropriate to disclose the conflict to affected Advisory Clients/ the Company and Investors and give Investors the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Morgan Creek and the ERISA Advisory Client reserves the right to vote proxies when Morgan Creek has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, Morgan Creek will:

(a)	Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreements with such ERISA Advisory Clients (if any).

D.	Voting Guidelines

(1)
In the absence of specific voting guidelines mandated by a particular Advisory Client or the Company, Morgan Creek will endeavor to vote proxies in the best interests of each Advisory Client/ the Company.

(2)
Although voting certain proxies may be subject to the discretion of Morgan Creek, Morgan Creek is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its Advisory Clients and the Company:

(a)	Morgan Creek will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

(i)	election of directors (where there are no related corporate governance issues);

(ii)	selection or reappointment of auditors; or

(iii)	increasing or reclassification of common stock.

(b)	Morgan Creek will generally vote against proposals that:

(i)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients of Morgan Creek and/or the Company).

(3)
For proxies addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Morgan Creek shall determine (which may be based upon the advice of external lawyers, compliance consultants or accountants) whether a proposal is in the best interest of affected Advisory Clients/ the Company.  In doing so, Morgan Creek will evaluate a number of factors which may include (but are not limited to): (a) the performance of the underlying investment fund or company in question; and (b) a comparison of the proposed changes in terms to customary terms in the industry.

E.	Disclosure of Procedures

Advisory Clients: Employees should note that a brief summary of these proxy voting procedures are  included in Morgan Creek’s Form ADV Part II and will be updated whenever these policies and procedures are updated.  The Chief Compliance Officer will be responsible for sending a copy of this summary to all existing Advisory Clients.  Advisory Clients and Investors will also be provided with contact information as to how such Advisory Clients and Investors can obtain information about: (a) the details of Morgan Creek’s proxy voting procedures (i.e., a copy of these procedures); and (b) how Morgan Creek has voted proxies that are relevant to the affected Advisory Client or Investor.

The Company: The Company shall include in its registration statements: (a) a description of this policy and of the policies and procedures used by Morgan Creek to determine how to vote proxies relating to portfolio securities; and (b) a statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

The Company shall include in their annual and semi-annual reports to shareholders: (a) a statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Company is available without charge, upon request, by calling the Company’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and (b) a statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

F.	Record-Keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to Morgan Creek’s proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Morgan Creek.  Records of the following will be included in the files:

(1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

(2)
A copy of each proxy statement that Morgan Creek actually receives; provided, however, that Morgan Creek may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3)	A record of each vote that Morgan Creek casts;

(4)	A copy of any document that Morgan Creek created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5)
A copy of each written request for information on how Morgan Creek voted such proxies and a copy of any written response to any request for information on how Morgan Creek voted proxies on behalf of Advisory Clients/ the Company.

G.	Company’s Annual Filing Requirement

The Company shall file an annual report of each proxy voted with respect to the portfolio securities of the Company during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Morgan Creek shall provide the voting record information necessary for the completion and filing of Form N-PX for the Company at least annually.  Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and Morgan Creek may agree to from time to time.  With respect to those proxies that Morgan Creek has identified as involving a conflict of interest2, Morgan Creek shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

H.	Review of Proxy Voting Procedures

At least annually, each of Morgan Creek and the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary.

The Board of Trustees shall review and amend these procedures as they deem necessary and advisable.  In addition, Morgan Creek shall notify the Board promptly of material changes to its policies, procedures or other guidelines for voting proxies on behalf of the Company.

2
As it is used in this document, the term “conflict of interest” refers to a situation in which Morgan Creek or affiliated persons of Morgan Creek have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Company which could potentially compromise Morgan Creek’s independence of judgment and action with respect to the voting of the proxy.

PART C:

OTHER INFORMATION

Morgan Creek Series Trust (the "Registrant")

Item 28.	Financial Statements and Exhibits

Exhibits:

(a)(1)
Agreement and Declaration of Trust of the Registrant - previously filed as Exhibit 28(a)(1) to the Registrant's Initial Registration Statement filed on September 28, 2012 and incorporated herein by reference.

(a)(2) (a)(3) (a)(4)
Certificate of Trust - previously filed as Exhibit 28(a)(2) to the Registrant's Pre-Effective Amendment No. 1 filed on May 14, 2013 and incorporated herein by reference.

Certificate of Amendment - previously filed as Exhibit 28(a)(3) to the Registrant's Pre-Effective Amendment No. 1 filed on May 14, 2013 and incorporated herein by reference.

Certificate of Amendment is filed herein.

(b)	By-Laws - previously filed as Exhibit 28(a)(2) to the Registrant's Initial Registration Statement filed on September 28, 2012 and incorporated herein by reference.

(c)
Article 9 of the Registrant’s Declaration of Trust and Articles 1 and 5 of the Registrant’s By-Laws - previously filed as Exhibits to the Registrant's Initial Registration Statement filed on September 28, 2012 and incorporated herein by reference.

(d)
Investment Management Agreement by and between the Registrant and Morgan Creek Capital Management, LLC (the “Adviser”) - previously filed as Exhibit 28(d) to the Registrant's Pre-Effective Amendment No. 1 filed on May 14, 2013 and incorporated herein by reference.

(e)	Distribution Agreement is filed herein.

(f)	Not applicable.

(g)	Master Custodian and Accounting Agreement by and between the Registrant and State Street Bank and Trust Company (“State Street”) is filed herein.

(h)(1)	Administration Agreement by and between the Registrant and State Street is filed herein.

(h)(2)	Transfer Agency Agreement by and between the Registrant and Gemini Fund Services, LLC is filed herein.

(h)(3)	Expense Limitation Agreement by and between the Registrant and the Adviser on behalf of the Morgan Creek Tactical Allocation Fund is filed herein.

(h)(4)	Form of Special Custody and Pledge Agreement is filed herein.

(i)	Opinion and Consent of Counsel is filed herein.

(j)	Consent of Independent Registered Public Accounting Firm is filed herein.

(k)	Not applicable.

(l)	Initial Capital Agreement is filed herein.

(m)	Distribution and Service Plan pursuant to Rule 12b-1 is filed herein.

(n)	Multiple Class Plan pursuant to Rule 18f-3 is filed herein.

(o)	Reserved.

(p)	Joint Code of Ethics of the Adviser and the Registrant - previously filed as Exhibit 28(p) to the Registrant's Pre-Effective Amendment No. 1 filed on May 14, 2013 and incorporated herein by reference.

(q)	Power of Attorney, on behalf of Mark W. Yusko, William Blackman, Michael P. Hennessy, Michael McDonald, and Sean Shahin Moghavem, is filed herein.

Item 29.	Persons Controlled by or Under Common Control With the Registrant

The Board of Trustees of the Registrant is the same as the board of other Morgan Creek funds, each of which has the Adviser as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Morgan Creek funds. Nonetheless, the Registrant takes the position that it is not under common control with other Morgan Creek funds because the power residing in the respective boards and officers arises as a result of an official position with the respective funds

Item 30.	Indemnification

ARTICLE V of the Registrant's Agreement and Declaration of Trust states as follows:

LIMITATIONS OF LIABILITY AND INDEMNIFICATION

5.1 No Personal Liability of Shareholders, Trustees, etc.  The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Act.   Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator or Principal Underwriter of the Trust.

5.2 Fiduciary Duty.

To the extent that, at law or in equity, a Trustee or officer of the Trust (each a “Fiduciary Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Shareholders or to any other Person, a Fiduciary Covered Person acting under this Declaration shall not be liable to the Trust, the Shareholders or to any other Person for its good faith reliance on the provisions of this Declaration.  The provisions of this Declaration, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of Fiduciary Covered Persons otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties (including fiduciary duties) and liabilities of such Fiduciary Covered Persons.  To the fullest extent permitted by law, no Person other than a Trustee or officer of the Trust shall have any fiduciary duties (or liability therefor) to the Trust or any Shareholder.

Unless otherwise expressly provided herein:

(i)            whenever a conflict of interest exists or arises between any Fiduciary Covered Person or any of its Affiliates, on the one hand, and the Trust or any Shareholders or any other Person, on the other hand; or

(ii)           whenever this Declaration or any other agreement contemplated herein or therein provides that a Fiduciary Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person, a Fiduciary Covered Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles.  In the absence of bad faith by a Fiduciary Covered Person, the resolution, action or terms so made, taken or provided by a Fiduciary Covered Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of a Fiduciary Covered Person at law or in equity or otherwise.

Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration Fiduciary Covered Persons are permitted or required to make a decision (i)  in their “discretion” or under a grant of similar authority, the Fiduciary Covered Persons shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; or (ii)  in its “good faith” or under another express standard, the Fiduciary Covered Persons shall act under such express standard and shall not be subject to any other or different standard.

Any Fiduciary Covered Person and any Affiliate of any Fiduciary Covered Person may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Fiduciary Covered Person.  No Fiduciary Covered Person who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Fiduciary Covered Person shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Fiduciary Covered Person pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust.  Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper.  Any Fiduciary Covered Person may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any Affiliate of the Trust or the Shareholders.

5.3 Indemnification.  The Trust shall indemnify each of its Trustees, and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal there from, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified pursuant to this Section 5.3 against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct or gross negligence (such willful misconduct, bad faith or gross negligence being referred to herein as “Disabling Conduct”).  Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article 5 and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

5.4 Indemnification Determinations.  Indemnification of an Indemnified Person pursuant to Section 5.3 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.

5.5 Indemnification Not Exclusive.  The right of indemnification provided by this Article 5 shall not be exclusive of or affect any other rights to which any such Indemnified Person may be entitled from the Trust or otherwise.  As used in this Article 5, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

5.6 No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.7 No Duty of Investigation; No Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.8 Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Item 31.	Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Morgan Creek Capital Management LLC, the Registrant's investment adviser ("Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-65690) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32.	Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Morgan Creek Series Trust.  NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow Investments Trust, Compass EMP Funds Trust, Copeland Trust, Dominion Funds, Inc., Equinox Funds Trust, GL Beyond Income Fund, Miller Investment Trust, Mutual Fund Series Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Fund Trust, Northern Lights Variable Trust, OCM Mutual Fund, Roge Partners Funds, Resource Real Estate Diversified Income Fund, The DMS Funds, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.
(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant's Investment Adviser and Servicing Agent, (3) the Registrant's Custodian, and (4) the Registrant's Administrator. The address of each is as follows:

1.	Morgan Creek Series Trust 301 West Barbee Chapel Road, Suite 200 Chapel Hill, North Carolina 27517

2.	Morgan Creek Capital Management, LLC 301 West Barbee Chapel Road, Suite 200 Chapel Hill, North Carolina 27517

3.	State Street Bank and Trust Company (Custodian, Administrator, and Transfer Agent) 4 Copley, 5th floor Boston, MA 02116

4.	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130
5.	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Item 34.	Management Services

Other than as set forth under the section “Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Investment Adviser” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chapel Hill in the State of North Carolina on the 12th day of August, 2013.

MORGAN CREEK SERIES TRUST

By:	/s/ Mark W. Yusko
Name:	Mark W. Yusko
Title:	Chairman, President and Trustee

Pursuant to the requirements of the 1933 Act, this Pre-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures			Title	Date

(1)		Principal Executive Officer	Chairman, President and Trustee	August 12, 2013

	By:	/s/ Mark W. Yusko
Mark W. Yusko

(2)		Principal Financial Officer	Treasurer	August 12, 2013

	By:	/s/ Mark B. Vannoy
Mark B. Vannoy

(3)		Trustees

		/s/ William C. Blackman*	Trustee	August 12, 2013
William C. Blackman

		/s/ Michael Hennessy*	Trustee	August 12, 2013
Michael Hennessy

		/s/ Michael S. McDonald*	Trustee	August 12, 2013
Michael S. McDonald

		/s/ Sean S. Moghavem*	Trustee	August 12, 2013
Sean S. Moghavem

		*By /s/ Mark B. Vannoy		August 12, 2013

Mark B. Vannoy, pursuant to Power of Attorney dated December 4, 2012 for Messrs. Blackman, McDonald, and Moghavem, December 6, 2012 for Mr. Hennessy, and January 24, 2013 for Mr. Yusko, are filed herein with this Pre-Effective Amendment.

Exhibit Index

Exhibit Number	Description

28(a)(4)	Certificate of Amendment

28(e)	Distribution Agreement

28(g)	Master Custodian and Accounting Agreement

28(h)(1)	Administration Agreement

28(h)(2)	Transfer Agency Agreement

28(h)(3)	Expense Limitation Agreement

28(h)(4)	Form of Special Custody and Pledge Agreement

28(i)	Opinion and Consent of Counsel

28(j)	Consent of Independent Registered Public Accounting Firm

28(l)	Initial Capital Agreement

28(m)	Distribution and Service Plan

28(n)	Multiple Class Plan